Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2017
Investments in associates and joint ventures
Investments in associates and joint ventures

10 Investments in associates and joint ventures

	2017	2016	2015
	$m	$m	$m
At 1 January	99	85	59
Additions	76	65	45
Share of after tax losses	(55)	(33)	(16)
Unrecognised profit on transactions with joint ventures	(27)	–	–
Exchange adjustments	10	(18)	(3)
At 31 December	103	99	85

On 27 November 2017, AstraZeneca entered into a joint venture agreement with Chinese Future Industry Investment Fund (FIIF), to discover, develop and commercialise potential new medicines to help meet unmet needs globally, and to bring innovative new medicines to patients in China faster. The agreement resulted in the formation of a joint venture entity based in China, Dizhe (Jiangsu) Pharmaceutical Co., Limited. AstraZeneca contributed $55m in initial funds and has a 48% interest in the joint venture. The joint venture entity purchased exclusive rights from AstraZeneca in 2017 to develop and commercialise three potential medicines currently in pre-clinical development in the areas of oncology, cardiovascular and metabolic diseases, and respiratory, resulting in a disposal gain of $28m for AstraZeneca recognised in other operating income.

In 2015, AstraZeneca established the subsidiaries Entasis Therapeutics Ltd and Entasis Therapeutics Inc. (collectively known as ‘Entasis’) for the development of early-stage infection assets. In March 2016, Entasis closed a Series B financing, raising $25m from four third party investors. Under the funding agreement, a new board of directors was appointed, and a voting rights agreement was put in place committing to reduce AstraZeneca’s voting interest to approximately 49%. The results of Entasis were consequently deconsolidated in 2016 from the Group, with an investment in associate of $24m recognised. There was no gain or loss recognised on deconsolidation. During 2017, the voting interests were further reduced and at 31 December 2017 were approximately 18%.

On 1 December 2015, AstraZeneca entered into a joint venture agreement with Fujifilm Kyowa Kirin Biologics Co., Ltd. to develop a biosimilar using the combined capabilities of the two parties. The agreement resulted in the formation of a joint venture entity based in the UK, Centus Biotherapeutics Limited. AstraZeneca contributed $45m in cash to the joint venture entity and has a 50% interest in the joint venture. An additional contribution of $10m was made in 2016 and additional contributions totalling $20m were made in 2017.

On 30 April 2014, AstraZeneca entered into a joint venture agreement with Samsung Biologics Co., Ltd. to develop a biosimilar using the combined capabilities of the two parties. The agreement resulted in the formation of a joint venture entity based in the UK, Archigen Biotech Limited, with a branch in South Korea. AstraZeneca contributed $70m in cash to the joint venture entity and has a 50% interest in the joint venture. An additional contribution of $30m was made in 2016.

All investments are accounted for using the equity method.

Aggregated summarised financial information for the associate and joint venture entities is set out below:

	2017	2016	2015
	$m	$m	$m
Non-current assets	207	144	123
Current assets	158	128	75
Total liabilities	(41)	(20)	(11)
Net assets	324	252	187
Amount attributable to AstraZeneca	117	125	93
Exchange adjustments	(14)	(26)	(8)
Carrying value of investments in associate and joint ventures	103	99	85